UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                     November 30, 2007 (November 26, 2007)
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                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-9334                                13-3258160
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        (Commission File Number)           (IRS Employer Identification No.)


Two Trap Falls Road, Suite 402, Shelton, CT                       06484
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(Address of Principal Executive Offices)                       (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
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          Appointment of Certain Officers; Compensatory Arrangements of Certain
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          Officers
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      Equity Compensation Awards to Executive Officers and Directors
      --------------------------------------------------------------

      On November 26, 2007, the Compensation Committee of the Board of Directors of the Company approved the award of 2,465 restricted share units of Class A Common Stock to Claes Warnander, who was elected to the Company's Board of Directors on November 14, 2007.

      The award of restricted share units was made pursuant to the Company's 2005 Equity Compensation Plan (the "Plan') which was approved by the Company's stockholders at the 2005 Annual Meeting of Stockholders held on November 8, 2005. Pursuant to the Plan, restrictions lapse in three equal annual installments on the first, second and third anniversaries of the date of the award. A copy of the form of restricted stock unit award agreement used in connection with said award was filed with the Company's Current Report on Form 8-K dated November 20, 2006.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 BALDWIN TECHNOLOGY COMPANY, INC.
                                       (Registrant)


                       By:   /s/Leon Richards
                          ------------------------------------------------------
                             Name: Leon Richards
                             Title: Chief Accounting Officer & Controller



Dated: November 30, 2007



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